                                                                   EXHIBIT 10.1


                      FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement (this "Amendment") dated as of March 14, 2002, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), the Subsidiaries of AGCO signatory hereto (together with AGCO, each referred to herein collectively as the "Borrowers" and individually as a "Borrower"); the banks, financial institutions and other institutional lenders party to the Credit Agreement (as defined below) (the "Lenders"); COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", CANADIAN BRANCH, as Canadian administrative agent for the Canadian Facility Lenders (the "Canadian Administrative Agent"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent for the Lenders (the "Administrative Agent");

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 17, 2001 (the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

         SECTION 1.        Amendments to Section 1.1.

         (a) Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended by deleting the definition of "Consolidated EBITDA" set forth therein in its entirety and inserting the following in lieu thereof:

                  ""Consolidated EBITDA" means, for any period, (a) Consolidated Net Income (or net loss) for such period, plus (b) Consolidated Net Interest Expense for such period and all of the following amounts deducted in arriving at such Consolidated Net
         Income: (i) amounts in respect of taxes imposed on or measured by income or excess profits (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses on sales of assets,


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         to the extent such gains or losses are not included in the definition of Consolidated Net Income), (ii) depreciation and amortization expense, (iii) restructuring and other infrequent expenses, (iv) losses under any Securitization Facility incurred in connection with the initial transfer of Receivables thereunder, (v) in respect of any calculation including the fiscal quarter ending March 31, 2001, the aggregate amount of consent fees and the solicitation agent fee paid by AGCO in March 2001 in connection with the Subordinated Note Indenture, and (vi) all other non-cash items reducing Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), minus
         (c) all non-cash items increasing Consolidated Net Income, all as determined in accordance with GAAP; PROVIDED, HOWEVER, SOLELY FOR PURPOSES OF CALCULATING COMPLIANCE WITH THE FINANCIAL COVENANTS SET FORTH IN SECTION 7.19 (A), (B) AND (C) HEREOF (AND NOT FOR PURPOSES OF CALCULATING THE SENIOR DEBT RATIO AS USED IN THE DEFINITION OF "APPLICABLE MARGIN" OR FOR ANY OTHER PURPOSE), THE AMOUNT OF CONSOLIDATED EBITDA OTHERWISE OBTAINED HEREUNDER SHALL BE ADJUSTED TO REFLECT THE AMORTIZATION OF LTIP EXPENSE IN FOUR EQUAL QUARTERLY INSTALLMENTS, COMMENCING WITH THE FISCAL QUARTER DURING WHICH SUCH LTIP EXPENSE IS DEDUCTED IN ARRIVING AT CONSOLIDATED NET INCOME AND CONTINUING FOR EACH OF THE THREE CONSECUTIVE FISCAL QUARTERS THEREAFTER. Upon the consummation of the Merger, for purposes of calculating "Consolidated EBITDA" hereunder for any quarter during which the financial performance of Target was not consolidated with AGCO, "Consolidated EBITDA" shall be calculated by giving pro forma effect to the Merger as if the Merger has occurred as of the first day of such quarter and, in connection with such calculation for any period including the fiscal quarters ending September 30, 2000 and December 31, 2000, the product recall expenses of Target incurred during such quarters shall be included as "other infrequent expenses" hereunder."

         (b) Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby further amended by adding the following definition of "LTIP Expense" in appropriate alphabetical order thereto:

                           ""LTIP Expense" means, for any fiscal quarter beginning on or after January 1, 2002, the cash expense arising from cash bonuses paid by AGCO to senior management participants in AGCO's Long-Term Incentive Plan in connection with the vesting of AGCO Stock in favor of such participants. "

         SECTION 2. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:

         (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do


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not (i) contravene such Borrower's charter or by-laws; (ii) violate any
Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including the Material Contracts, the Senior Note Documents and the Subordinated Note Documents); or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries;

         (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby;

         (c) This Amendment and each other document required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;

         (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date; and

         (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it:

         (a) This Amendment, duly executed by the Borrowers, the Administrative Agent and the Required Lenders; and

         (b) Such other documents, instruments, and information executed and/or delivered by the Borrowers as the Administrative Agent may reasonably request.

         SECTION 4.        Reference to and Effect on the Credit Agreement.
Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder",


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"hereof", "herein" or words of like import shall mean and be a reference to the
Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         SECTION 5. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).

         SECTION 6. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirms their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

         SECTION 9. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.


              [The remainder of the page is intentionally blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         BORROWERS:                 AGCO CORPORATION

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AG-CHEM EQUIPMENT CO., INC.  (f/k/a Agri
                                    Acquisition Corp.)

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGCO LIMITED

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGCO S.A.

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGCO INTERNATIONAL LIMITED

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]


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


                                    AGCO HOLDING B.V.

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGCO VERTRIEBS GMBH

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGCO GMBH & CO.

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    AGCO CANADA, LTD.

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

         AGENTS AND LENDERS:        COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND," NEW YORK BRANCH, as
                                    Administrative Agent, a Lender and
                                    Multi-Currency Issuing Bank

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND," CANADIAN BRANCH, as Canadian
                                    Administrative Agent, a Canadian Facility
                                    Lender and Canadian Issuing Bank

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]


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                                    CREDIT SUISSE FIRST BOSTON

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    SUNTRUST BANK

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    COBANK, ACB

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    BEAR STEARNS CORPORATE LENDING INC.

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    HSBC BANK USA

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]


                                      -8-
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                                    NATEXIS BANQUES POPULAIRES

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    BANK OF TOKYO-MITSUBISHI, LTD

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]


                                      -9-
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                                    AGFIRST FARM CREDIT BANK,
                                    as a General Syndication Participant

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


                                    FARM CREDIT SERVICES OF AMERICA, PCA, as a
                                    General Syndication Participant

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


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